Other Non-Current Assets, Net	12 Months Ended
Dec. 31, 2025
Other Non-Current Assets,net [Abstract]
Other Non-Current Assets,net

(11) Other Non-Current Assets, net

Other non-current assets, net consist of the following:

	As of December 31,
	2024	2025
	RMB	RMB
Equity investments without readily determinable fair value (Note 2(j))	20,491	236,819
Long-term hybrid instrument (Note 2(j))(i)	125,000	125,000
Amount due from a third party (ii)	31,709	33,063
Contingent considerations (Note 3)	17,549	—
Receivables from certain shareholders as guarantee deposit due to business combinations	33,374	—
Others	1,407	667
Less: Allowance for expected credit losses	(4,032)	(33,074)
Less: Impairment loss	—	(125,000)
	225,498	237,475

The following table summarizes the movement of the Group’s allowance for expected credit losses of other current assets:

	As of December 31,
	2024	2025
	RMB	RMB
Balance at the beginning of the year	2,930	4,032
Current period allowance for expected credit losses	1,102	29,042
Balance at the end of the year	4,032	33,074

(i)

Amount represented a two-year-term debt security valued at RMB125,000 with a fixed return rate of 6% and an additional earning right contingently upon certain conditions met within the contract term. The Group recorded impairment loss on investment in debt securities of RMB125,000 as of December 31, 2025 in the consolidated statements of income (loss) and comprehensive income(loss).

(ii)	Amount represented a term-loan (matures in September 2028) to a third party of RMB30,000 and corresponding interest receivable RMB3,063 as of December 31, 2025. The loan bears interest rate 4.5% per annum and is guaranteed by the ultimate controlling owner of the borrower, whom is jointly liable.